                                                                   EXHIBIT 10.47

                               SECURITY AGREEMENT

     SECURITY AGREEMENT dated as of August 23, 2002 made by S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company (the "GRANTOR") to MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation (the "LENDER").

     PRELIMINARY STATEMENTS.

     (1) The Grantor and the Lender have entered into a Term Loan Agreement dated as of August 23, 2002 (said Term Loan Agreement, as it may hereafter be amended, modified or restated from time to time, being the "CREDIT AGREEMENT").

     (2) Pursuant to the Credit Agreement, the Grantor is entering into this Agreement in order to grant to the Lender a security interest in all of its personal property and fixtures now owned or hereafter acquired.

     (3) It is a condition precedent to the making of the First Advance and the Term Loan Balance Advance (collectively, the "ADVANCES") by the Lender under the Credit Agreement that the Grantor shall have granted the assignment and security interest contemplated by this Agreement.

     (4) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") on the date hereof are used in this Agreement as such terms are defined in the N.Y. Uniform Commercial Code.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Advances under the Credit Agreement, the Grantor hereby agrees as follows:

     Section 1. GRANT OF SECURITY. The Grantor hereby assigns and pledges to the Lender, and hereby grants to the Lender a security interest in, the Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now existing or hereafter acquired by the Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the "COLLATERAL"):

          (a) all equipment in all of its forms, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "EQUIPMENT");

          (b) all inventory in all of its forms (including, without limitation, all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

          (c) all accounts, chattel paper, instruments, deposit accounts, general intangibles and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), below, being the "RECEIVABLES", and any and all such leases, security agreements and other contracts being the "RELATED CONTRACTS"); and

          (d) all proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a)-(c) of this Section 1 and this clause (d) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     Section 2. SECURITY FOR OBLIGATIONS. This Agreement secures the prompt payment and performance of all obligations of the Grantor to the Lender and its Affiliates now or hereafter existing, whether absolute or contingent, disputed or undisputed, direct or indirect and out of whatever transactions arising, including, without limitation, obligations arising under or in respect of the Credit Agreement, the Note and the other Loan Documents, existing and future loans and advances, letters of credit, acceptances, all other extensions of credit, security agreements, mortgages, overdrafts, and all contracts for payment or performance, and all indebtedness, obligations and liabilities under any guaranty or surety agreement, including without limitation, all principal, interest, fees, indemnifications, costs, expenses or otherwise (all such obligations being the "SECURED OBLIGATIONS").

     Section 3. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein and perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) the Lender shall not have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 4. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants as follows: (a) All of the Equipment and Inventory of the Grantor are located at the places specified therefor in Schedule I hereto. The chief executive office of the Grantor and the office where the Grantor keeps its records concerning the Receivables are located at the address specified therefor in Schedule I hereto. The Grantor's state of organization and Federal tax identification number are set forth in Schedule I hereto. None of the Receivables is evidenced by a promissory note or other instrument; (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the security interest created by this Agreement, the Deed of Trust and the Assignment of Leases, or otherwise permitted under the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender relating to this Agreement, the Deed of Trust and the Assignment of Leases, or as otherwise permitted under the Credit Agreement. The Grantor has no trade names other than the trade names listed on Schedule I; (c) The Grantor has exclusive possession and control of the Equipment and Inventory; (d) All filings and other actions necessary or desirable to perfect and protect the security interest in the Collateral of the Grantor created under this Agreement have been duly made or taken and are in full force and effect, and this Agreement creates in favor of the Lender a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of the Grantor, securing the payment of the Secured Obligations; and (e) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required either (i) for the grant by the Grantor of the pledge, assignment and security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, or (iii) for the exercise by the Lender of the remedies in respect of the Collateral pursuant to this Agreement.

     Section 5. FURTHER ASSURANCES. The Grantor agrees that from time to time, at the expense of the Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted by the Grantor hereunder or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral of the Grantor. The Grantor hereby authorizes the Lender to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral of the Grantor without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Grantor will furnish to the Lender from time to time statements and schedules further identifying and describing the Collateral of the Grantor and such other reports in connection with such Collateral as the Lender may reasonably request, all in reasonable detail.

     Section 6. AS TO EQUIPMENT AND INVENTORY. The Grantor shall keep the Equipment and Inventory of the Grantor (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 4(a) or, upon 30 days' prior written notice to the Lender, at such other places in a jurisdiction where all action required by Section 5 shall have been taken with respect to such Equipment and Inventory. The Grantor shall cause the Equipment of the Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall, in the case of any loss or damage to any of such Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made, all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. The Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory of the Grantor.

     Section 7. INSURANCE. The Grantor shall, at its own expense, maintain insurance with respect to the Equipment and Inventory of the Grantor in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Lender from time to time. Each policy of the Grantor for liability insurance shall provide for all losses to be paid on behalf of the Lender and the Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses to be paid directly to the Lender. Each such policy shall, in addition (a) name the Grantor and the Lender as insured parties thereunder (without any representation or warranty by or obligation upon the Lender) as their interests may appear, (b) contain the agreement by the insurer, pursuant to a lender's loss payable endorsement, that any loss thereunder shall be payable to the Lender notwithstanding any action, inaction or breach of representation or warranty by the Grantor and (c) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Lender by the insurer. The Grantor shall, if so requested by the Lender, deliver to the Lender original or duplicate policies of such insurance. Reimbursement under any liability insurance maintained by the Grantor pursuant to this Section 7 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory, the Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to the Grantor shall be used by the Grantor, except as otherwise required hereunder or by the Deed of Trust, to pay or as reimbursement for the costs of such repairs or replacements. Notwithstanding the foregoing, provided that (i) the Grantor is not in default hereunder or under the Credit Agreement, (ii) all or substantially all of the Equipment and the Inventory is not damaged by fire or other casualty, (iii) the proceeds of insurance are received at least six (6) months prior to the maturity date under the Note and (iv) the Grantor notifies the Lender in writing within ten (10) days of the date of such damage that the Grantor elects to replace the damaged Equipment or Inventory with new equipment or inventory of the same or better quality, then the Lender shall deliver to the Grantor the proceeds of insurance on account of such damage.

     Section 8. PLACE OF PERFECTION; RECORDS; COLLECTION OF RECEIVABLES. (a) The Grantor shall not change the jurisdiction under whose laws it is organized. The Grantor shall keep its chief executive office and the office where it keeps its records concerning the Collateral, and all originals of all chattel paper that evidence the Receivables, at the location therefor specified in Section 4(a) or, upon 30 days' prior written notice to the Lender, at such other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to such Collateral. The Grantor will hold and preserve such records and chattel paper and will permit representatives of the Lender at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

          (b) Except as otherwise provided in this Section 8(b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Lender's direction, shall take) such action as the Grantor or the Lender may deem necessary or advisable to enforce collection of such Receivables; PROVIDED, HOWEVER, that the Lender shall have the right at any time, upon the occurrence and during the continuance of a Default and upon written notice to the Grantor of its intention to do so, to notify the obligors under any such Receivables of the assignment of such Receivables to the Lender and to direct such obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Lender and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of the notice from the Lender referred to in the PROVISO to the preceding sentence, (i) all amounts and proceeds (including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary indorsement), and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any obligor thereof, or allow any credit or discount thereon.

     Section 9. TRANSFERS AND OTHER LIENS. The Grantor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of the Grantor, except sales of Inventory in the ordinary course of business, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of the Grantor except for the pledge, assignment and security interest created by this Agreement and Liens permitted under the Credit Agreement.

     Section 10. LENDER APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Lender the Grantor's attorney-in-fact, coupled with an interest, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation (a) to direct any party liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Lender or as the Lender shall direct, (b) to obtain and adjust insurance required to be paid to the Lender pursuant to Section 7,
(c) to enter into any premises where any of the Collateral is located and to take possession and control of same, to take possession and control of all books and records of the Grantor relating to the Collateral, and to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,
(d) to receive, indorse and collect any checks, drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above, (e) to file any claims or take any action or institute any proceedings that the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral, (f) to do all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do and (g) to promptly execute and deliver all further instruments and documents, and take all further action as contemplated by Section 5 hereof.

     Section 11. LENDER MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Lender may itself perform, or cause performance of, such agreement, and the expenses of the Lender incurred in connection therewith shall be payable by the Grantor under Section 14(b). The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.

     Section 12. THE LENDER'S DUTIES. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Lender accords its own property.

     Section 13. REMEDIES. If any Event of Default shall have occurred and be continuing:

          (a) The Lender may exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the New York Uniform Commercial Code (whether or not the New York Uniform Commercial Code applies to the affected Collateral) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral of the Grantor as directed by the Lender and make it available to the Lender at a place to be designated by the Lender, (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable, and (iii) exercise any and all rights and remedies of the Grantor under or in connection with the Receivables and Related Contracts of the Grantor or otherwise in respect of the Collateral of the Grantor, including, without limitation, any and all rights of the Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Receivables and the Related Contracts. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute commercially reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

          (b) All cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to Section 14) in whole or in part by the Lender against, all or any part of the Secured Obligations in such order as the Lender shall elect. Any surplus of such cash or cash proceeds held by the Lender and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Lender may exercise any and all rights and remedies of the Grantor under or in respect of the Collateral.

          (d) All payments received by the Grantor under or in respect of the Collateral shall be received in trust for the benefit of the Lender, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Lender in the same form as so received (with any necessary indorsement).

     Section 14. INDEMNITY AND EXPENSES. (a) The Grantor agrees to indemnify the Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from the Lender's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

          (b) The Grantor hereby agrees not to assert any claim against the Lender on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to this Agreement or the other Loan Documents.

          (c) The Grantor will, upon demand, pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of the Grantor, (iii) the exercise or enforcement of any of the rights of the Lender hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

     Section 15. CONFLICTS. In the event any section or provision hereunder is or shall come into conflict with any section or provision of the Deed of Trust, the provision which most expands the scope of the Collateral, the RP Collateral (as defined in the Deed of Trust) and/or the UCC Collateral (as defined in the Deed of Trust), as the case may be, or better enhances the security of the Lender from or through the Collateral, RP Collateral and/or UCC Collateral, as the case may be, shall control.

     Section 16. AMENDMENTS; WAIVERS. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lender to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

     Section 17. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier communication and any other method of communication authorized by the Lender) and mailed, telecopied or otherwise sent or delivered to the Lender, addressed to it at its address specified in the Credit Agreement, and to the Grantor, addressed to it at its address set forth under the Grantor's name on the signature page hereof), or at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, or otherwise sent or delivered, be effective when deposited in the mails, telecopied or otherwise sent or delivered, respectively, addressed as aforesaid.

     Section 18. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the payment in full in cash of the Secured Obligations, (b) be binding upon the Grantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise.

     Section 19. TERMINATION. Upon the payment in full in cash of the Secured Obligations, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Lender will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     Section 20. SECURITY INTEREST ABSOLUTE. The obligations of the Grantor under this Agreement are independent of the Secured Obligations or any other obligations of the Grantor under or in respect of the Loan Documents, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Agreement, irrespective of whether any action is brought against the Grantor or whether the Grantor is joined in any such action or actions. All rights of the Lender and the pledge, assignment and security interest hereunder, and all obligations of the Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and the Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following: (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto; (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other obligations of the Grantor under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or otherwise; (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; (d) any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other obligations of the Grantor under or in respect of the Loan Documents or any other assets of the Grantor; (e) any change, restructuring or termination of the organizational structure or existence of the Grantor; (f) any failure of the Lender to disclose to the Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of the Grantor (the Grantor waiving any duty on the part of the Lender to disclose such information); (g) the failure of any other Person to execute this Agreement or any other Loan Document, guaranty or agreement or the release or reduction of liability of the Grantor or other grantor or surety with respect to the Secured Obligations; or (h) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party grantor of a security interest.

     This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the Lender or by any other Person upon the insolvency, bankruptcy or reorganization the Grantor or otherwise, all as though such payment had not been made.

     Section 21. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

     Section 22. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC.

          (a) This Agreement shall be governed by, and construed in accordance with the laws of the State of New York, except to the extent that the perfection, the effect of perfection or nonperfection, and the priority of the security interest or remedies hereunder in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

          (b) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and the Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The Grantor consents to the service of process of any and all process which may be served in any suit, action or proceeding by the mailing of copies of such process to the Grantor at its address specified in Section 17 hereof. The Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document in the courts of any other jurisdiction.

          (c) The Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document to which it is or is to be a party in any New York State or federal court. The Grantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

          (d) THE GRANTOR (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE ADVANCES OR THE ACTIONS OF THE LENDER OR ANY OF ITS AFFILIATES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF OR THEREOF.

     Section 23. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 24. HEADINGS. Article, section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose.

                  [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    S&W OF LAS VEGAS, L.L.C.


                                    By: /s/ Alan M. Mandel
                                        -----------------------------------
                                           Name: Alan M. Mandel
                                           Title: Chief Financial Officer

                                    Address for Notices:
                                    c/o The Smith & Wollensky
                                    Restaurant Group, Inc.
                                    114 First Avenue
                                    New York, New York 10021
                                    Fax No.: 212 - 758-6028

STATE OF NEW YORK  )
                   ss.:
COUNTY OF NEW YORK )

          On the 19th day of August in the year 2002 before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                    /s/ Linda Marshall
                                    -----------------------------------
                                        Notary Public

                                                   [SEAL]

                                   Schedule I

Locations of Equipment: 3767 Las Vegas Boulevard South, Las Vegas, Clark County, Nevada


Locations of Inventory: 3767 Las Vegas Boulevard South, Las Vegas, Clark County, Nevada


Trade Names: Smith & Wollensky


State of Organization: Delaware


Chief Executive Office: 1114 First Avenue, New York, New York


Federal Tax Identification Number: 58-2350986